UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 30, 2010
OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-53713 (Commission File Number)	27-0383995 (I.R.S. Employer Identification No.)
215 South Cascade Street, P.O. Box 496, Fergus Falls, MN 56538-0496
(Address of principal executive offices, including zip code)
(866) 410-8780
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Lauris Molbert notified Otter Tail Corporation (the “Company”) on September 30, 2010 that he is resigning from his position of Executive Vice President and Chief Operating Officer effective December 30, 2010. The Company expects that Mr. Molbert will remain active in the Company until the date of his resignation completing certain projects at the direction of John Erickson, Chief Executive Officer, and transitioning his duties to other members of the executive team.

Item 7.01.	Regulation FD Disclosure.
On October 4, 2010, the Company issued a press release announcing the matter disclosed in Item 5.02 above. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
99.1	Press Release issued October 4, 2010.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Kevin G. Moug
Kevin G. Moug
Chief Financial Officer

Date: October 4, 2010

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release issued October 4, 2010.